Note 32	12 Months Ended
Dec. 31, 2022
Capital Base And Capital Management [Abstract]
Disclosure of Capital Base And Capital Management [Text Block]	Capital base and capital management Capital base
As of December 31, 2022, 2021 and 2020, own funds is calculated in accordance to the applicable regulation of each year on minimum capital requirements for Spanish credit institutions –both as individual entities and as consolidated group– that establish how to calculate them, as well as the various internal capital adequacy assessment processes they should have in place and the information they should disclose to the market.
Regarding the minimum capital requirements, the ECB informed the Group that the Pillar 2 requirement would remain at 1.5% (of which at least 0.84% must be CET1) since March 1, 2022. Therefore, BBVA should maintain a CET1 capital ratio of 8.60% and a total capital ratio of 12.76% at a consolidated level, which once updated taking into account the countercyclical buffer as of December 31, 2022, are 8.63% and 12.79%, respectively.
In addition, after the latest SREP (Supervisory Review and Evaluation Process) decision, applicable as from January 1, 2023, the ECB has informed the Group that it must maintain a total capital ratio of 13.00% and a CET1 capital ratio of 8.75% at the consolidated level, which include the consolidated Pillar 2 requirement of 1.71% (at least 0.96% must be CET1), of which 0.21% (0.12% must be CET1) is determined on the basis of the ECB's prudential provisioning expectation which, as of January 1, 2023, will no longer be treated as a deduction from CET1, with a 19 basis points positive effect on fully-loaded CET1 ratio as of December 31, 2022.
The BBVA Group has set the objective of maintaining a CET1 ratio at a consolidated level between 11.5% and 12.0%, increasing the target distance to the minimum requirement (8.63% until December 31, 2022 and 8.75% since January 1, 2023) at 287 and 337 basis points (275 and 325 basis points since January 1, 2023). At closing of the financial year 2022, CET1 ratio was above this target management range.
A reconciliation of the main figures between the accounting and regulatory own funds as of December 31, 2022, 2021 and 2020 is shown below:

Eligible capital resources (Millions of Euros)
	Notes	2022	2021	2020
Capital	26	2,955	3,267	3,267
Share premium	27	20,856	23,599	23,992
Retained earnings, revaluation reserves and other reserves	28	34,881	29,984	30,344
Other equity instruments, net		63	60	42
Treasury shares	29	(29)	(647)	(46)
Profit (loss) attributable to the parent company	5	6,420	4,653	1,305
Interim dividend		(722)	(532)	—
Total equity		64,422	60,384	58,904
Accumulated other comprehensive income (loss)	30	(17,432)	(16,476)	(14,356)
Non-controlling interest	31	3,624	4,853	5,471
Shareholders' equity		50,615	48,760	50,020
Goodwill and other intangible assets		(1,395)	(1,484)	(3,775)
Deductions		(1,722)	(1,484)	(3,775)
Differences from solvency and accounting perimeter		(123)	(130)	(186)
Equity not eligible at solvency level		(123)	(130)	(186)
Other adjustments and deductions (1)		(6,032)	(7,197)	(3,128)
Common Equity Tier 1 (CET 1)		42,738	39,949	42,931
Additional Tier 1 before Regulatory Adjustments		5,193	5,737	6,666
Total Regulatory Adjustments to Additional Tier 1		—	—	—
Tier 1		47,931	45,686	49,597
Tier 2		5,930	7,383	8,548

Total Capital (Total Capital=Tier 1 + Tier 2)		53,861	53,069	58,145
Total Minimum equity required		43,111	39,275	45,042
(1) Other adjustments and deductions includes, among others, the adjustment of non-eligible minority interests, the amount of repurchase of own shares up to the maximum limit authorized by the ECB for the BBVA Group in 2021 (see Note 4) and the amount of shareholders remuneration pending to be distributed.
The Group’s eligible own funds and risk-weighted assets (RWAs) in accordance with the aforementioned applicable regulation as of December 31, 2022, 2021 and 2020 are shown below:

Amount of capital CC1 (Millions of Euros)
	2022	2021	2020
Capital and share premium	23,810	26,866	27,259
Retained earnings and equity instruments	31,436	30,745	29,974
Other accumulated income and other reserves	(13,952)	(17,200)	(14,023)
Minority interests	1,853	2,800	3,656
Net interim attributable profit	3,814	2,573	860
Common Equity Tier I (CET1) before other regulatory adjustments	46,962	45,784	47,726
Goodwill and intangible assets	(1,395)	(1,484)	(3,455)
Direct, indirect and synthetic holdings in own Common Equity Tier I instruments (1)	(356)	(2,800)	(366)
Deferred tax assets	(1,057)	(1,009)	(1,478)
Other deductions and filters	(1,416)	(542)	504
Total common equity Tier 1 regulatory adjustments	(4,223)	(5,835)	(4,795)
Common equity TIER 1 (CET1)	42,738	39,949	42,931
Capital instruments and share premium accounts classified as liabilities and qualifying as Additional Tier I	4,875	5,265	6,130
Qualifying Tier 1 capital included in consolidated AT1 capital issued by subsidiaries and held by third parties	318	472	536
Additional Tier 1 (CET 1) before regulatory adjustments	5,193	5,737	6,666
Transitional CET 1 adjustments	—	—	—
Total regulatory adjustments to additional Tier 1	—	—	—
Additional Tier 1 (AT1)	5,193	5,737	6,666
Tier 1 (Common equity TIER 1+ additional TIER 1)	47,931	45,686	49,597
Capital instruments and share premium accounted as Tier 2	3,510	4,324	4,540
Qualifying Tier 2 capital included in consolidated T2 capital issued by subsidiaries and held by third parties	2,310	2,516	3,410
Credit risk adjustments	213	722	604
Tier 2 before regulatory adjustments	6,033	7,562	8,554
Tier 2 regulatory adjustments	(103)	(179)	(6)
Tier 2	5,930	7,383	8,547
Total capital (Total capital=Tier 1 + Tier 2)	53,861	53,069	58,145
Total RWA	337,066	307,795	353,273
CET 1 (phased-in)	12.68%	12.98%	12.15%
Tier 1 (phased-in)	14.22%	14.84%	14.04%
Total capital (phased-in)	15.98%	17.24%	16.46%
(1) With respect to 2021, it includes mainly the amount of shares pending to be acquired under the share buyback program based on the maximum limit authorized by the ECB for the BBVA Group as of December 31, 2021 (see Note 4).
As of December 31, 2022, the Common Equity Tier 1 (CET1) fully-loaded ratio stood at 12.61% which represented a reduction of -14 basis points with respect to 2021, with the CET1 phased-in ratio at 12.68%, which represented a reduction of -30 basis points with respect to 2021. The difference between the CET1 fully-loaded ratio and the CET1 phased-in ratio is mainly explained by the effect of the transitory adjustments for the treatment in the solvency ratios of the impacts of IFRS 9.
These ratios include the effect of the corporate transactions carried out during the year, with a combined impact of -38 basis points of CET1. These transactions are the agreement reached with Neon Payments Limited in the first quarter of 2022, the voluntary takeover bid for Garanti BBVA and the acquisition of 100% of Tree from Merlin in the second quarter of 2022 (see Notes 3 and 17). In addition, these ratios include the positive impact of the downward reversion of the estimated impact of the share buyback program recorded as of December 31, 2021, as well as the impact on equity of the effect of hyperinflation on results. Excluding these impacts during the year, BBVA recorded a profit which, net of shareholder remuneration and payments made in respect of BBVA’s contingent convertible bonds (CoCos), contributed by +106 basis points to the CET1 ratio and offset the increase in RWAs, the impact of changes in exchange rates and volatility as well as year-on-year regulatory differences.
Risk-weighted assets (RWAs) increased by approximately €30 billion, mainly as a result of the increase in the loan portfolio and the abovementioned year-on-year regulatory differences.
The additional Tier 1 capital ratio (AT1) stood at 1.54% (1.54% phased-in) at December 31, 2022, which included a reduction of €500 million due to the early redemption of a series of CoCos issued in 2017.
The Tier 2 ratio stood at 1.79%, which represents a reduction of -58 basis points compared to December 31, 2021, mainly explained by the RWA growth during the year as well as the reduction in the computability of provisions from internal credit models. The phased-in Tier 2 ratio stood at 1.76%. The difference with the fully-loaded Tier 2 ratio relates mainly to the transitional treatment of certain subordinated issuances.
As result of the above, the total capital ratio stood at 15.94% as of December 31, 2022, and the total phased-in ratio stood at 15.98%.
Regarding MREL (Minimum Requirement for Own Funds and Eligible Liabilities) requirements, on March 8, 2022, the Bank announced that it had received a communication from the Bank of Spain of its minimum level of own funds and eligible liabilities requirement (MREL), as determined by the Single Resolution Board (SRB), repealing and superseding the previous MREL requirement communicated in May 2021.
In accordance with this new MREL communication, BBVA has to reach, by January 1, 2022, a volume of own funds and eligible liabilities equal to 21.46% of the total RWAs of its resolution group (the "MREL in RWAs"), of which 13.5% of the total RWAs of BBVA’s resolution group has to be fulfilled with subordinated instruments (the "MREL in RWAs subordination requirement"). The MREL in RWAs and the MREL in RWAs subordination requirement do not include the combined capital buffer requirement which, according to applicable regulations and supervisory criteria, is currently 3.26% (setting the MREL in RWAs including the combined capital buffer requirement at 24.72% and the MREL in RWAs subordination requirement including the combined capital buffer requirement at 16.76%).
As of December 31, 2022 BBVA met the MREL in RWAs requirement, being this ratio 26.45%. Finally, as of December 31, 2022, the MREL in Leverage Ratio (LR) is 11.14% and the subordination ratios in terms of RWA and in terms of LR were 21.74% and 9.16%, respectively.
Leverage ratio
The leverage ratio (LR) is a regulatory measure complementing capital designed to promote the financial strength of institutions in terms of indebtedness. This measurement can be used to estimate the percentage of the assets and off-balance sheet arrangements financed with Tier 1 capital, being the carrying amount of the assets used in this ratio adjusted to reflect the Group’s current or potential leverage of a given balance-sheet position (Leverage ratio exposure).
Breakdown of leverage ratio as of December 31, 2022, 2021 and 2020, calculated according to CCR, is as follows:

Leverage ratio
	2022	2021	2020
Tier 1 (millions of Euros) (a)	47,931	45,686	49,597
Exposure to leverage ratio (millions of Euros) (b)	737,990	671,789	741,095
Leverage ratio (a)/(b) (percentage)	6.49%	6.80%	6.69%
Finally, as of December 31, 2022, the phased-in leverage ratio, which includes the transitory treatment of certain capital elements (mainly the impact of IFRS 9), stood at 6.5%. Since March 2022, certain exposures to central banks are no longer excluded from the leverage ratio exposure in accordance with Regulation (EU) 2019/876 ("CRR-Quick fix").
Capital management
The aim of capital management within BBVA and the Group is for both BBVA and the Group to have the necessary capital at any given time to develop the corporate strategy reflected in the Strategic Plan, in line with the risk profile set out in the Group Risk Appetite Framework.
In this regard, BBVA's capital management is also part of the most relevant forward-looking strategic decisions in the Group's management and monitoring, which include the Annual Budget and the Liquidity and Funding Plan, with which it is coordinated — all with the aim of achieving the Group's overall strategy.
Capital must be allocated optimally in order to meet the need to preserve the solvency of BBVA and the Group at all times. Together with the Group's solvency risk profile included in the Risk Appetite Framework (RAF), this optimal allocation serves as a guide for the Group's capital management and seeks a capital position that makes it possible to:
–Anticipate ordinary and extraordinary consumption that may occur, even under stress;
–Promote the development of the Group's business and align it with capital and profitability objectives by allocating resources appropriately and efficiently;
–Cover all risks—including potential risks—to which it is exposed;
–Comply with regulatory and internal management requirements at all times; and
–Remunerate BBVA shareholders in accordance with the Shareholder Remuneration Policy in force at any given time.
The areas involved in capital management in the Group shall follow and respect the following principles in their respective areas of responsibility:
–Ensuring that capital management is integrated and consistent with the Group's Strategic Plan, RAF, Annual Budget and other strategic-prospective processes, to help achieve the Group's long-term sustainability.
–Taking into account both the applicable regulatory and supervisory requirements and the risks to which the Group is—or may be—exposed when conducting its business (economic vision), when establishing a target capital level, all while adopting a forward-looking vision that takes adverse scenarios into consideration.
–Carrying out efficient capital allocation that promotes good business development, ensuring that expectations for the evolution of activity meet the strategic objectives of the Group and anticipating the ordinary and extraordinary consumption that may occur.
–Ensuring compliance with the solvency levels, including the minimum requirement for own funds and eligible liabilities (MREL), required at any given time.
–Compensating BBVA shareholders in an adequate and sustainable manner.
–Optimizing the cost of all instruments used for the purpose of meeting the target capital level at any given time
To achieve the aforementioned principles, capital management will be based on the following essential elements:
–An adequate governance and management scheme, both at the corporate body level and at the executive level.
–Planning, managing and monitoring capital properly, using the measurement systems, tools, structures, resources and quality data necessary to do so.
–A set of metrics, which is duly updated, to facilitate the tracking of the capital situation and to identify any relevant deviations from the target capital level.
–A transparent, correct, consistent and timely communication and dissemination of capital information outside the Group.
–An internal regulatory body, which is duly updated, including with respect to the regulations and procedures that support adequate capital management.